Stockholders' Equity	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
Stockholders' Equity

Note 7 – Stockholders’ Equity

Reverse Recapitalization

See Note 5 - Business Organization, Reverse Recapitalization - Reverse Recapitalization and Liquidity for additional details.

Authorized Capital

The Company is authorized to issue 45,000,000 shares of common stock, $0.0001 par value per share, and 5,000,000 shares of preferred stock, $0.0001 par value per share. The holders of the Company’s common stock are entitled to one vote per share. No preferred shares have been issued through December 31, 2020.

Common Stock Transactions

See Note 5 - Related Party Transactions for additional details.

On June 21 and August 5, 2019, the Company sold an aggregate of 1,776,346 shares of common stock at $1.50 per share to accredited investors for aggregate gross and net cash proceeds of $2,664,513 and $2,204,502, respectively, which included issuance costs of $460,011 consisting of legal and professional fees, which were charged to additional paid-in capital upon issuance of the common stock. In addition, the Company issued to the Company’s placement agent immediately vested five-year warrants to purchase an aggregate of 155,966 shares of the Company’s common stock at an exercise price of $1.50 per share. The warrants were determined to be classified within stockholders’ equity and had an issuance date fair value of $148,202. As a result, the Company recognized the warrants by recording a debit and credit to additional paid-in capital.

On September 24, 2019, the Company sold an aggregate of 149,981 shares of common stock at $1.50 per share to accredited investors for aggregate cash proceeds of $224,972.